Administrative Services Agreement	6 Months Ended
Jun. 30, 2017
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
17	Administrative Services Agreement

On May 9, 2017, Mason Resources entered into an Administrative Services Agreement (“ASA”) with Entrée, whereby, Entrée will provide office space, furnishings and equipment, communications facilities and personnel necessary for Mason Resources to fulfill its basic day-to-day head office and executive responsibilities on a pro-rata cost-recovery basis. The total amount charged to Mason Resources for the six month period ended June 30, 2017 was $148,000.

Also included in costs recoverable by Entrée under the ASA is a one-time restructure charge of $195,000 to Mason Resources that is related to the Arrangement (Note 2). This amount includes legal, filing and audit related costs directly attributable to the Arrangement.